FINANCIAL STATEMENTS

SBL Variable Annuity Account IV

Year Ended December 31, 2022

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account IV

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account IV

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account IV (the Separate Account), as of December 31, 2022 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1981.

Kansas City, Missouri

April 26, 2023

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account IV

Subaccounts	Statements of operations and changes in net assets

Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2022

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2022

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2022

SBL Variable Annuity Account IV

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Range of Unit Values
Guggenheim VIF All Cap Value	30,948	$784,621	$1,035,813	$1,035,813	$(24)	$1,035,789	9,898	$104.64	$104.64
Guggenheim VIF Large Cap Value	172,717	5,640,932	7,122,859	7,122,859	(164)	7,122,695	19,310	368.85	368.85
Guggenheim VIF Managed Asset Allocation	10,842	250,498	281,668	281,668	(6)	281,662	5,025	56.07	56.07
Guggenheim VIF StylePlus Large Core	390,110	13,443,250	12,721,502	12,721,502	(293)	12,721,209	36,448	349.09	349.09
Guggenheim VIF StylePlus Mid Growth	37,936	1,671,615	1,396,810	1,396,810	(32)	1,396,778	8,285	168.56	168.56
Guggenheim VIF Total Return Bond	11,554	192,432	161,415	161,415	(4)	161,411	2,554	63.21	63.21
Guggenheim VIF World Equity Income	171,325	1,802,089	2,119,285	2,119,285	(49)	2,119,236	21,048	100.68	100.68
Invesco V.I. Government Money Market	135,403	135,403	135,403	135,403	(3)	135,400	128,888	1.05	1.05
Neuberger Berman AMT Sustainable Equity	24,814	494,067	667,734	667,734	(15)	667,719	12,941	51.60	51.60

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2020	$1,004,598	$7,292,546	$357,930

Investment income (loss):
Dividend distributions	19,608	164,489	2,447
Investment Expenses:
Mortality and expense risk and administrative charges	(9,267)	(68,981)	(3,019)

Net investment income (loss)	10,341	95,508	(572)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,679	444	23,387
Realized capital gain (loss) on investments	49,823	246,764	18,751
Change in unrealized appreciation (depreciation)	185,997	1,495,261	(2,389)

Net gain (loss) on investments	241,499	1,742,469	39,749

Net increase (decrease) in net assets from operations	251,840	1,837,977	39,177

Contract owner transactions:
Variable annuity deposits	359	25,780	—
Terminations, withdrawals and annuity payments	(124,608)	(678,967)	(47,006)
Transfers between subaccounts, net	(4,688)	(112,492)	5,260
Maintenance charges and mortality adjustments	(14)	(696)	—

Increase (decrease) in net assets from contract transactions	(128,951)	(766,375)	(41,746)

Total increase (decrease) in net assets	122,889	1,071,602	(2,569)

Net assets as of December 31, 2021	$1,127,487	$8,364,148	$355,361

Investment income (loss):
Dividend distributions	12,140	101,985	2,495
Investment Expenses:
Mortality and expense risk and administrative charges	(9,344)	(67,082)	(2,663)

Net investment income (loss)	2,796	34,903	(168)

Increase (decrease) in net assets from operations:
Capital gain distributions	113,032	711,375	29,088
Realized capital gain (loss) on investments	24,803	303,955	3,627
Change in unrealized appreciation (depreciation)	(162,695)	(1,235,642)	(93,606)

Net gain (loss) on investments	(24,860)	(220,312)	(60,891)

Net increase (decrease) in net assets from operations	(22,064)	(185,409)	(61,059)

Contract owner transactions:
Variable annuity deposits	463	43,709	—
Terminations, withdrawals and annuity payments	(59,113)	(946,703)	(12,521)
Transfers between subaccounts, net	(10,966)	(155,169)	(119)
Maintenance charges and mortality adjustments	(18)	2,119	—

Increase (decrease) in net assets from contract transactions	(69,634)	(1,056,044)	(12,640)

Total increase (decrease) in net assets	(91,698)	(1,241,453)	(73,699)

Net assets as of December 31, 2022	$1,035,789	$7,122,695	$281,662

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2020	$15,082,261	$1,751,562	$370,524

Investment income (loss):
Dividend distributions	114,160	9,244	6,030
Investment Expenses:
Mortality and expense risk and administrative charges	(137,705)	(13,592)	(3,852)

Net investment income (loss)	(23,545)	(4,348)	2,178

Increase (decrease) in net assets from operations:
Capital gain distributions	1,590,677	241,751	9,825
Realized capital gain (loss) on investments	772,790	122,530	1,112
Change in unrealized appreciation (depreciation)	1,555,963	(138,196)	(18,598)

Net gain (loss) on investments	3,919,430	226,085	(7,661)

Net increase (decrease) in net assets from operations	3,895,885	221,737	(5,483)

Contract owner transactions:
Variable annuity deposits	40,857	313	37
Terminations, withdrawals and annuity payments	(1,736,483)	(193,546)	(18,022)
Transfers between subaccounts, net	(90,448)	(70,039)	87,489
Maintenance charges and mortality adjustments	(1,425)	(85)	(18)

Increase (decrease) in net assets from contract transactions	(1,787,499)	(263,357)	69,486

Total increase (decrease) in net assets	2,108,386	(41,620)	64,003

Net assets as of December 31, 2021	$17,190,647	$1,709,942	$434,527

Investment income (loss):
Dividend distributions	79,278	5,978	5,484
Investment Expenses:
Mortality and expense risk and administrative charges	(120,655)	(12,062)	(1,510)

Net investment income (loss)	(41,377)	(6,084)	3,974

Increase (decrease) in net assets from operations:
Capital gain distributions	3,756,865	432,982	433
Realized capital gain (loss) on investments	227,086	(18,305)	(906)
Change in unrealized appreciation (depreciation)	(7,579,131)	(926,283)	(43,791)

Net gain (loss) on investments	(3,595,180)	(511,606)	(44,264)

Net increase (decrease) in net assets from operations	(3,636,557)	(517,690)	(40,290)

Contract owner transactions:
Variable annuity deposits	450,690	(5,461)	39
Terminations, withdrawals and annuity payments	(1,117,197)	(66,477)	(38,370)
Transfers between subaccounts, net	(166,781)	261,651	(191,379)
Maintenance charges and mortality adjustments	407	14,813	(3,116)

Increase (decrease) in net assets from contract transactions	(832,881)	204,526	(232,826)

Total increase (decrease) in net assets	(4,469,438)	(313,164)	(273,116)

Net assets as of December 31, 2022	$12,721,209	$1,396,778	$161,411

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2020	$2,396,486	$182,681	$764,476

Investment income (loss):
Dividend distributions	38,167	13	1,404
Investment Expenses:
Mortality and expense risk and administrative charges	(20,453)	(1,670)	(3,245)

Net investment income (loss)	17,714	(1,657)	(1,841)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	15,421
Realized capital gain (loss) on investments	146,603	—	51,817
Change in unrealized appreciation (depreciation)	317,111	—	99,750

Net gain (loss) on investments	463,714	—	166,988

Net increase (decrease) in net assets from operations	481,428	(1,657)	165,147

Contract owner transactions:
Variable annuity deposits	—	10,991	15,857
Terminations, withdrawals and annuity payments	(320,652)	(3,349)	(104,954)
Transfers between subaccounts, net	(1,523)	(10,000)	—
Maintenance charges and mortality adjustments	(130)	(129)	(7)

Increase (decrease) in net assets from contract transactions	(322,305)	(2,487)	(89,104)

Total increase (decrease) in net assets	159,123	(4,144)	76,043

Net assets as of December 31, 2021	$2,555,609	$178,537	$840,519

Investment income (loss):
Dividend distributions	50,881	1,744	896
Investment Expenses:
Mortality and expense risk and administrative charges	(19,367)	(1,371)	(2,885)

Net investment income (loss)	31,514	373	(1,989)

Increase (decrease) in net assets from operations:
Capital gain distributions	473,555	—	68,437
Realized capital gain (loss) on investments	60,752	—	20,146
Change in unrealized appreciation (depreciation)	(820,882)	—	(245,817)

Net gain (loss) on investments	(286,575)	—	(157,234)

Net increase (decrease) in net assets from operations	(255,061)	373	(159,223)

Contract owner transactions:
Variable annuity deposits	6,235	16	16,323
Terminations, withdrawals and annuity payments	(223,476)	(8,065)	(32,599)
Transfers between subaccounts, net	49,359	(8,780)	(277)
Maintenance charges and mortality adjustments	(13,430)	(26,685)	2,976

Increase (decrease) in net assets from contract transactions	(181,312)	(43,514)	(13,577)

Total increase (decrease) in net assets	(436,373)	(43,141)	(172,800)

Net assets as of December 31, 2022	$2,119,236	$135,400	$667,719

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Notes to Financial Statements

December 31, 2022

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account IV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF All Cap Value	$128,287	$82,095
Guggenheim VIF Large Cap Value	954,998	1,264,792
Guggenheim VIF Managed Asset Allocation	39,835	23,557
Guggenheim VIF StylePlus Large Core	4,375,315	1,492,810
Guggenheim VIF StylePlus Mid Growth	807,265	175,848
Guggenheim VIF Total Return Bond	5,942	234,367
Guggenheim VIF World Equity Income	593,875	270,128
Invesco V.I. Government Money Market	5,123	48,261
Neuberger Berman AMT Sustainable Equity	119,062	66,196

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2022 by subaccount are as follows:

Subaccount	Annuity Assets
Guggenheim VIF Large Cap Value	$16,244
Guggenheim VIF StylePlus Large Core	58,036
Guggenheim VIF StylePlus Mid Growth	32,904
Guggenheim VIF World Equity Income	3,698
Invesco V.I. Government Money Market	1,556
Neuberger Berman AMT Sustainable Equity	10,045

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.10% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.10% if the net asset value is less than $20,000, 0.95% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000. During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end. These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Account Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF All Cap Value	30	(780)	(750)	101	(1,497)	(1,396)
Guggenheim VIF Large Cap Value	387	(3,454)	(3,067)	82	(2,489)	(2,407)
Guggenheim VIF Managed Asset Allocation	147	(411)	(264)	86	(788)	(702)
Guggenheim VIF StylePlus Large Core	1,421	(4,046)	(2,625)	68	(5,038)	(4,970)
Guggenheim VIF StylePlus Mid Growth	1,981	(1,021)	960	59	(1,265)	(1,206)
Guggenheim VIF Total Return Bond	—	(3,211)	(3,211)	1,164	(294)	870
Guggenheim VIF World Equity Income	657	(2,677)	(2,020)	33	(3,300)	(3,267)
Invesco V.I. Government Money Market	2,072	(46,512)	(44,440)	10,671	(14,707)	(4,036)
Neuberger Berman AMT Sustainable Equity	961	(1,272)	(311)	292	(1,884)	(1,592)

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF All Cap Value
2022	9,898	104.64	104.64	1,035,789	0.01	0.85	1.10	(1.17)	(1.17)
2021	10,648	105.88	105.88	1,127,487	0.02	0.85	1.10	26.95	26.95
2020	12,044	83.40	83.40	1,004,598	0.02	0.85	1.10	1.87	1.87
2019	12,512	81.87	81.87	1,024,399	1.59	0.85	1.10	23.75	23.75
2018	14,996	66.16	66.16	992,171	1.18	0.85	1.10	(10.63)	(10.63)
Guggenheim VIF Large Cap Value
2022	19,310	368.85	368.85	7,122,695	0.01	0.85	1.10	(1.32)	(1.32)
2021	22,377	373.78	373.78	8,364,148	0.02	0.85	1.10	27.03	27.03
2020	24,784	294.24	294.24	7,292,546	0.02	0.85	1.10	2.21	2.21
2019	24,648	287.89	287.89	7,095,780	1.74	0.85	1.10	21.82	21.82
2018	30,081	236.33	236.33	7,108,715	1.42	0.85	1.10	(9.52)	(9.52)
Guggenheim VIF Managed Asset Allocation
2022	5,025	56.07	56.07	281,662	0.01	0.85	1.10	(16.57)	(16.57)
2021	5,289	67.21	67.21	355,361	0.01	0.85	1.10	12.47	12.47
2020	5,991	59.76	59.76	357,930	0.01	0.85	1.10	12.58	12.58
2019	7,029	53.08	53.08	373,027	1.72	0.85	1.10	20.12	20.12
2018	8,651	44.19	44.19	382,239	1.45	0.85	1.10	(5.74)	(5.74)

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF StylePlus Large Core
2022	36,448	349.09	349.09	12,721,209	0.01	0.85	1.10	(20.67)	(20.67)
2021	39,073	440.04	440.04	17,190,647	0.01	0.85	1.10	28.48	28.48
2020	44,043	342.50	342.50	15,082,261	0.02	0.85	1.10	18.78	18.78
2019	50,404	288.35	288.35	14,531,170	2.13	0.85	1.10	29.97	29.97
2018	63,838	221.86	221.86	14,160,911	1.70	0.85	1.10	(6.56)	(6.56)
Guggenheim VIF StylePlus Mid Growth
2022	8,285	168.56	168.56	1,396,778	0.00	0.85	1.10	(27.78)	(27.78)
2021	7,325	233.39	233.39	1,709,942	0.01	0.85	1.10	13.69	13.69
2020	8,531	205.29	205.29	1,751,562	0.01	0.85	1.10	32.10	32.10
2019	11,168	155.40	155.40	1,735,705	0.84	0.85	1.10	32.71	32.71
2018	13,551	117.10	117.10	1,586,935	1.48	0.85	1.10	(7.11)	(7.11)
Guggenheim VIF Total Return Bond
2022	2,554	63.21	63.21	161,411	0.02	0.85	1.10	(16.14)	(16.14)
2021	5,765	75.38	75.38	434,527	0.02	0.85	1.10	(0.44)	(0.44)
2020	4,895	75.71	75.71	370,524	0.01	0.85	1.10	14.21	14.21
2019	16,264	66.29	66.29	1,078,043	3.37	0.85	1.10	4.49	4.49
2018	4,045	63.44	63.44	256,599	4.11	0.85	1.10	1.13	1.13
Guggenheim VIF World Equity Income
2022	21,048	100.68	100.68	2,119,236	0.02	0.85	1.10	(9.12)	(9.12)
2021	23,068	110.78	110.78	2,555,609	0.02	0.85	1.10	21.74	21.74
2020	26,335	91.00	91.00	2,396,486	0.03	0.85	1.10	6.66	6.66
2019	28,567	85.32	85.32	2,437,455	2.81	0.85	1.10	21.40	21.40
2018	34,616	70.28	70.28	2,432,872	3.05	0.85	1.10	(8.17)	(8.17)
Invesco V.I. Government Money Market
2022	128,888	1.05	1.05	135,400	0.01	0.85	1.10	1.94	1.94
2021	173,328	1.03	1.03	178,537	0.00	0.85	1.10	—	—
2020	177,364	1.03	1.03	182,681	0.00	0.85	1.10	—	—
2019	184,461	1.03	1.03	190,655	1.62	0.85	1.10	0.98	0.98
2018	181,619	1.02	1.02	184,658	1.28	0.85	1.10	2.00	2.00

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Neuberger Berman AMT Sustainable Equity
2022	12,941	51.60	51.60	667,719	0.00	0.85	1.10	(18.65)	(18.65)
2021	13,252	63.43	63.43	840,519	0.00	0.85	1.10	23.17	23.17
2020	14,844	51.50	51.50	764,476	0.00	0.85	1.10	19.27	19.27
2019	15,880	43.18	43.18	685,612	0.30	0.85	1.10	25.60	25.60
2018	16,518	34.38	34.38	567,892	0.22	0.85	1.10	(5.94)	(5.94)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.